UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934










       Date of Report (Date of earliest event reported): February 21, 1997


                         Louisiana Casino Cruises, Inc.
             (Exact name of registrant as specified in its charter)

Louisiana                       33-73534                      72-1196619
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(State or other                (Commission                   (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)



             1717 River Road North, Baton Rouge, Louisiana 70802
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             (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:     (504) 381-7777
                                                   ----------------------------


                                      N/A
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          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         Louisiana Casino Cruises, Inc., a Louisiana corporation (the "Company"), announced on February 21, 1997 that a non-binding letter of intent has been executed by holders of 40% of the Company's common stock and all of its preferred stock, providing for the purchase of all such interests by an affiliate of CHC International, Inc. ("CHC"). CHC presently holds 59.8% of the outstanding common stock of the Company. The proposed transaction is more fully described in the Company's press release dated February 21, 1997, attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Other Exhibits.

            Exhibit No.                     Description
            -----------                     -----------
            Exhibit 99                      Louisiana Casino Cruises, Inc. Press
                                            Release dated February 21, 1997

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            LOUISIANA CASINO CRUISES, INC.



Dated: February 21, 1997                    By:/s/ W. Peter Temling
                                               --------------------
                                               W. Peter Temling, Acting
                                               Chief Financial Officer